UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2025
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2025, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) announced that Kenny M. Smith has been appointed as Chief Executive Officer, effective December 17, 2025. Mr. Smith also will become a member of Freddie Mac’s Board of Directors (the Board) on December 17, 2025.
Mr. Smith, age 64, is a retired senior principal of Deloitte Consulting LLP (“Deloitte”) where he served since 1993, including as Vice Chairman, U.S. Financial Services Industry Leader from 2015 to 2020. While at Deloitte, he also served as Global Lead Client Service Partner for Wells Fargo & Company from 2008 to 2019, and as a senior industry advisory partner for numerous clients. Mr. Smith has extensive Board experience including serving on the Deloitte Board Council, the Deloitte Nominating Committee, the National Council of Real Estate Fiduciaries Board and several community, private club, and charitable organizations.
Freddie Mac has entered into a Memorandum Agreement with Mr. Smith, which provides for his employment as Chief Executive Officer of Freddie Mac. Mr. Smith’s direct compensation as Chief Executive Officer will consist solely of base salary at the rate of $600,000 per year, pro-rated for the period of service in 2025. Mr. Smith will also be eligible to receive employee benefits, as described in Freddie Mac’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 12, 2025 (the 2024 Annual Report).
Freddie Mac also will enter into a restrictive covenant and confidentiality agreement with Mr. Smith, the form of which is filed as Exhibit 10.3 to Freddie Mac’s Quarterly Report on Form 10-Q filed on July 29, 2021. In addition, Freddie Mac will enter into an indemnification agreement with Mr. Smith, the form of which is filed as Exhibit 10.27 to Freddie Mac’s Annual Report on Form 10-K filed on February 10, 2022. For a description of these agreements, see the 2024 Annual Report under the headings “Executive Compensation – Compensation Discussion and Analysis – Written Agreements Relating to NEO Employment – Restrictive Covenant and Confidentiality Agreements” and “Executive Compensation – Compensation Discussion and Analysis – Written Agreements Relating to NEO Employment – Indemnification Agreements,” which descriptions are incorporated herein by reference.
Michael Hutchins will remain as Freddie Mac’s President, and will continue to serve on its Board.

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Freddie Mac Form 8-K

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

10.1	Memorandum Agreement, Dated December 16, 2025, between Freddie Mac and Kenny M. Smith†
10.2
Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Executive Officers (incorporated by reference to Exhibit 10.27 to the Registrant's Annual Report on Form 10-K filed on February 10, 2022)†

10.3
Form of Restrictive Covenant and Confidentiality Agreement between the Federal Home Loan Mortgage Corporation and Executive Officers (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q filed on July 29, 2021) †

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†	This exhibit is a management contract or compensatory plan, contract, or arrangement.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Matthew D. Abrusci
Matthew D. Abrusci
EVP, General Counsel & Corporate Secretary
Date: December 16, 2025

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Freddie Mac Form 8-K